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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): September 16, 2004

                                  K-FED BANCORP
             (Exact name of registrant as specified in its charter)


         FEDERAL                     000-50592                   20-0411486
         -------                     ---------                   ----------
(State or other jurisdiction)       (Commission               (I.R.S. Employer
        of incorporation)             File No.)              Identification No.)

Address of principal executive offices:  1359 N. GRAND AVENUE, COVINA, CA 91722
                                         --------------------------------------

Registrant's telephone number, including area code: (626) 339-9663
                                                    --------------

                                 NOT APPLICABLE
          (Former name or former address if changed since last report)


        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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ITEM 4.01. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

On September 16, 2004, the Audit Committee of K-Fed Bancorp (the "Company") met and decided to dismiss McGladrey & Pullen, LLP ("McGladrey") as the Company's independent accountant. The Company's financial statements in recent years, including the years ended June 30, 2004 and 2003, were audited by McGladrey. On September 16, 2004 the Audit Committee also approved the engagement of Crowe Chizek and Company LLC ("Crowe Chizek") as the Company's independent accountant for the fiscal year ending June 30, 2005.

The reports of McGladrey on the financial statements of the Company for the past two fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. In connection with its audits for the two most recent fiscal years and through September 16, 2004, there were no disagreements with McGladrey on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of McGladrey would have caused McGladrey to make reference thereto in its report on the Company's financial statements. During the two most recent fiscal years and through September 16, 2004, there were no reportable events (as set forth in Regulation S-K Item 304(a)(1)(v)) with McGladrey. McGladrey has furnished the Company with a letter addressed to the SEC stating that it agrees with the above statements. A copy of this letter is included as an exhibit to this report.

During the two most recent fiscal years and through September 16, 2004, neither the Company nor anyone on its behalf consulted with Crowe Chizek regarding either (i) the application of accounting principles to a specific completed or proposed transaction, or the type of audit opinion that might be rendered on the Company's financial statements; or (ii) any matter that was the subject matter of a disagreement or reportable event with the former independent accountant (as set forth in Regulation S-K Item 304 (a)(1)(iv) or (v)).


ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

        (A) FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED: None

        (B) PRO FORMA FINANCIAL INFORMATION: None

        (C) EXHIBITS:

            Exhibit 16: Letter with regard to the change in certifying accountant.



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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                              K-FED BANCORP


DATE: September 22, 2004                      By: /s/ Kay M. Hoveland
                                                  ---------------------
                                                  Kay M. Hoveland
                                                  President and Chief Executive
                                                  Officer